ZIMBABWE

MINING LEASE TITLE

Printed by Printflow (Private) Limited

MINING AFFAIRS BOARD
HARARE

Date of Issue 13/08/2015

Entered by Mining Affairs Board
Secretary

ZIMBABWE

MINING LEASE TITLE

Registered No. 34

THIS IS TO CERTIFY THAT, under and subject to the provisions of Part VIII of the Mines and Minerals Act [*Chapter 21:05*], a Mining Lease has this day been issued in the name of—
METALLON GOLD ZIMBABWE (PRIVATE) LIMITED

Particulars whereof are as stated hereunder:

Mining District MANICALAND

Principal mineral to be mined GOLD

Other minerals to be mined —

Area of lease in hectares 1254,2 hectares

(Stated in words ONE THOUSAND TWO HUNDRED AND FIFTY FOUR POINT TWO hectares

Special Conditions NONE

Description of Area AS DESCRIBED IN THE ATTACHED SCHEDULE OF GENERAL NOTICE 133 OF 2015 - (REDWING MINE)

Registered Mining Locations incorporated AS LISTED IN THE ATTACHED GENERAL NOTICE 133 OF 2015

Registered Mining Locations (Precious Metal) for which Extra Lateral Rights preserved:
NONE

Signed ....
Chairman Mining Affairs Board

Additions to Mining Lease Area

Date of addition...

Additional area, in hectares..................................

Description of additional area ....

....

....

Registered Mining Locations included in additional area ....

....

Registered Mining Locations (P.M.) in additional area for which Extra Lateral Rights are preserved..

....

Signed ....
Chairman, Mining Affairs Board

Date of addition...

Additional area, in hectares..................................

Description of additional area ....

....

....

Registered Mining Locations included in additional area ....

....

Registered Mining Locations (P.M.) in additional area for which Extra Lateral Rights are preserved..

....

Signed ....
Chairman, Mining Affairs Board

Date of addition...

Additional area, in hectares..................................

Description of additional area ....

....

....

Registered Mining Locations included in additional area ....

....

Registered Mining Locations (P.M.) in additional area for which Extra Lateral Rights are preserved..

....

Signed ....
Chairman, Mining Affairs Board

Date of addition...

Additional area, in hectares..................................

Description of additional area ....

....

....

Registered Mining Locations included in additional area ....

....

Registered Mining Locations (P.M.) in additional area for which Extra Lateral Rights are preserved..

....

Signed ....
Chairman, Mining Affairs Board

Abandonments of Area of Mining Lease

Area abandoned, in hectares ....

Description of area abandoned..........

....

....

Registered Mining Locations (P.M.) situated in area abandoned for which Extra Lateral Rights were preserved..........

....

Date of abandonment posted by Mining Commissioner..........

Signed ....
Chairman, Mining Affairs Board

Area abandoned, in hectares ....

Description of area abandoned..........

....

....

Registered Mining Locations (P.M.) situated in area abandoned for which Extra Lateral Rights were preserved..........

....

Date of abandonment posted by Mining Commissioner..........

Signed ....
Chairman, Mining Affairs Board

Area abandoned, in hectares ....

Description of area abandoned..........

....

....

Registered Mining Locations (P.M.) situated in area abandoned for which Extra Lateral Rights were preserved..........

....

Date of abandonment posted by Mining Commissioner..........

Signed ....
Chairman, Mining Affairs Board

Area abandoned, in hectares ....

Description of area abandoned..........

....

....

Registered Mining Locations (P.M.) situated in area abandoned for which Extra Lateral Rights were preserved ....

....

Date of abandonment posted by Mining Commissioner..........

Signed ....
Chairman, Mining Affairs Board

SCHEDULE "C"

Date of Approval by Board	Date of Registration of Transfer by Mining Commissioner	Transferee	Signature of Mining Commissioner
04/11/2015	23/11/2015	KING'S DAUGHTER MINING (PRIVATE) LIMITED	MIN. OF MINES & MINING DEV. PROVINCIAL MINING DIRECTOR MANICALAND For: Mining Commissioner 23 NOV 2015 P.O. BOX 850, MUTARE ZIMBABWE TEL: 020-62850/60448

OPTIONS/REGISTERED TRIBUTES

Option/Tribute No.	Date of Registration	Period	Remarks

HYPOTHECATIONS

Hypothecation No.	Holder	Signature of secretary for Mines

MISCELLANEOUS REMARKS

ZIMBABWEAN

GOVERNMENT GAZETTE

Published by Authority

Vol. XCIII, No. 29 | 10th APRIL, 2015 | Price US$2,00

General Notice 133 of 2015.

MINES AND MINERALS ACT [CHAPTER 21:05]

Application for Mining Lease: Metallon Gold Zimbabwe (Private) Limited – Redwing Mine Manicaland Mining District

NOTICE is hereby given, in terms of section 138(a) of the Mines and Minerals Act [Chapter 21:05], that Metallon Gold Zimbabwe (Private) Limited, has applied to the Mining Affairs Board for a mining lease, map reference Mutare SE-36-10 Edition 2 of scale 1:250 000, published by the Surveyor-General, Harare, for an area that is described in the Schedule.

PROF. F. P. GUDYANGA,
10-4-2015. Secretary for Mines and Mining Development.

SCHEDULE

Manicaland

Description of area

An area of approximately 1 254.2 hectares in extent, situated in the Mutare Mining district and bounded by a line commencing approximately 0.3km South West of Trig Beacon 202/S TSVINGWE to point 36K VQ 461151 7914697; thence proceed for a distance of approximately 1.9km bearing 101° to point 36K QV462990 7914354; thence proceed on bearing of 98° due East for a distance of approximately 0.6km to point 36 KQ 463603 7914272; thence on a true bearing of 89° for a distance of approximately 3.2km to point 36KQV 466777 7914332; thence on a true bearing of 203° for a distance of approximately 0.2km to point 36KQV 466692 7914130; thence on a true bearing of 115° for a distance of approximately 0.1km to point 36KQV 4667800 7914079; thence proceed on bearing 91° for a distance of approximately 0.3km to point 36KQV 467144 7914076; thence on a true bearing of 170° for 0.1km to 36K QV 467172 7913933; thence on a true bearing of 95° of approximately 0.5km to 36KQV467637 7913891; thence on a true bearing of 158° for a distance of approximately 0.1km 36KQV 467683 7913777; thence on a true bearing of 92° for a distance of approximately 0.03km to point 36KQV 467715 7913480; thence on a true bearing of 171° for a distance of approximately 1.1km to 36KQV 467887 7912734; thence on a true bearing of 246° for a distance of approximately 0.9km to 36KQV 467070 7912363 in Penhalonga Township; thence on a true bearing of 263° for a distance of approximately 0.8km to 36KQV466302 7912264; thence on a true bearing of 290° for a distance of approximately 0.4km to 36K QV465926 7912401; thence on a true bearing of 186° for a distance of approximately 0.1km to

for a distance of approximately 0.5km to point 36KQV465456 7912217; thence on a true bearing of 246° for a distance of approximately 1.5km to point 36 KQV464021 79115600; thence on a true bearing of 146° for a distance of approximately 0.3km to point 36 KQV 464183 7911321; thence on a true bearing of 134° for a distance of approximately 0.1km to point 36 KQV 464268 7911232; thence on a true bearing of 120° for a distance of approximately 0.1km to point 36 KQV 464383 7911165; thence on a true bearing of 180° for a distance of approximately 0.2km to point 36 KQV 464382 7911000; thence on a true bearing of 256° for a distance of approximately 0.6km to 36KQV 463804 7910859 on the boundary of DURRIS PARK PRIVATE GAME RESOURCE; thence on a true bearing of 265° for a distance of approximately 0.4km to point 36KQV 463511 7910836; thence on a true bearing of 251° for a distance of approximately 1.8km to point 36 KQV 461855 7910231; thence on a true bearing of 340° for a distance of approximately 0.2km to point 36 KQV 461771 7910458; thence on a true bearing of 56° for a distance of approximately 0.3km to point 36KQV 462054 7910651; thence on a true bearing of 41° for a distance of approximately 0.3km to point 36KQV 462218 7910837; thence on a true bearing of 355° for a distance of approximately 0.3km to point 36KQV 462190 7911141; thence on a true bearing of 79° for a distance of approximately 1.1km to point 36KQV 463243 7911319; thence on a true bearing of 81° for a distance of approximately 0.3km to point 36KQV 4635256 7911380; thence on a true bearing of 87° for a distance of approximately 0.4km to point 36KQV 463958 7911405; thence on a true bearing of 3° for a distance of approximately 0.5km to point 36KQV 463996 7911899; thence across Mutare River on a true bearing of 275° for a distance of approximately 0.3km to point 36KQV 463700 7911925; thence on a true bearing of 198° for a distance of approximately 0.1km to point 36KQV 463661 7911808; thence on a true bearing of 263° for a distance approximately of 0.3km to point 36KQV 463412 7911779; thence on a true bearing of 279° for a distance approximately of 0.3km to point 36KQV 463108 7911827; thence on a true bearing of 253° for a distance approximately of 0.4km to point 36KQV 462759 7911637; thence on a true bearing of 39° for a distance approximately of 0.3km to point 36KQV 462944 7911942; thence on a true bearing of 318° for a distance approximately 0.2km to point 36KQV 462827 7912072; thence on a true bearing of 306° for a distance approximately 0.2km to point 36KQV 462700 7912164; thence on a true bearing of 5° for a distance approximately 0.6km to point 36KQV 462747 7912712; thence on a true bearing of 43° for a distance approximately 0.1km to point 36KQV 462845 7912853; thence on a true bearing

463030 7912938; thence on a true bearing of 82° for a distance approximately 0.3km to point 36KQV 463335 7912983; thence on a true bearing of 351° for a distance approximately 0.2km to point 36KQV 463307 7913156; thence on a true bearing of 2° for a distance approximately 0.4km to point 36KQV 463322 7913550; thence on a true bearing of 286° for a distance approximately 0.4km to point 36KQV 462946 7913656; thence on a true bearing of 218° for a distance approximately 0.2km to point 36KQV 462835 7913513; thence on a true bearing of 327° for a distance approximately 0.4km to point 36KQV 462624 7913838; thence on a true bearing of 277° for a distance approximately 0.7km to point 36KQV 461849 7913924; thence on a true bearing of 351° for a distance approximately 0.4km to point 36KQV 461840 7914307; thence on a true bearing of 282° for a distance approximately 0.7km to point 36KQV 461144 7914458; thence on a true bearing of 2° for a distance approximately 0.2km to starting point.

The mining lease will cover the following mining locations:

Name	Registered No.
Hen 1	18029 BM
Hen 2	18030 BM
Hen 3	18031 BM
Hen 6	18808 BM
Hen 7	18809 BM
Impi 1	12131
Impi 2	12132
Impi 3	12133
Impi 4	12134
Impi 5	12135
Impi 6	12136
Impi 7	12137
Impi 8	12138
Impi 9	12139
Impi 10	12140
Impi 11	12141
Impi 12	12142
Impi 13	12143
Impi 14	12144
Impi 15	12145
Impi 16	12146
Impi 17	12147
Impi 18	12148
Old West 1	12064
Old West 2	12065
Old West 3	12066
Old West 4	12067
Old West 5	12068
Old West 6	12069
Old West 7	12070
Old West 8	12071
Old West 9	12072
Old West 10	12073
Old West 11	12086
Old West 12	12087
Old West 13	12088
Old West 14	12718
Old West 15	12719
Old West 16	12720
Old West 17	12721
Spoeth 1	12684
[illegible]	12685

Name	Registered No.
Spoeth 3	12686
Spoeth 4	12687
Spoeth 5	12688
Bromley	12667
New Prospect	12193
Old West 18	12830
Old West 19	12831
Old West 20	12832
Indik 3	12149
Indik 2	12150
Indik 3	12151
Indik 4	12152
Indik 5	12153
Indik 6	12154
Indik 7	12155
Indik 8	12156
Indik 9	12157
Indik 10	12158
Indik 11	12159
Indik 12	12160
Indik 13	12161
Indik 14	12162
Indik 15	12163
Duiker 3	12768
Duiker 4	12769
Duiker 5	12770
Duiker 6	12771
U/G 1	12936
U/G 2	12937
U/G 3	12938
U/G 4	12939
U/G 5	12940
U/G 6	12941
U/G 7	12942
U/G 8	12943
U/G 9	12944
U/G 10	12945
U/G 11	12946
U/G 12	12947
U/G 13	12948
U/G 14	12949
U/G 15	12950
U/G 16	12951
U/G 17	12952
U/G 18	[illegible]
U/G 19	[illegible]
U/G 20	[illegible]
U/G 21	[illegible]
U/G 22	[illegible]
U/G 23	[illegible]
U/G 24	[illegible]
Lisboa 1	[illegible] BM
Lisboa 2	[illegible] BM
Lisboa 3	[illegible] BM
Lynn 1	[illegible] BM
Lynn 2	[illegible] BM
Rezende	[illegible]
Rezende 2	[illegible]

Name	Registered No.
Rezende 3	12353
Rezende 4	12354
Rezende 5	12355
Rezende 6	12356
Rezende 7	12852
Rezende 8	12853
Rezende 9	12854
Rezende 10	12855
Rezende 11	12856
Rezende 1W	U 1899
Rezende 2W	U 1900
Streatham 1	U 1457
Streatham 2	10361
Streatham 3	10442
Streatham 4	10441
Perthshire	U 2191
Liverpool	U 89
Liverpool	U 713
Liverpool 4	10379
Liverpool 5	10380
Liverpool 6	10383
Liverpool A	U 3323
Elgin	U 1260

Name	Registered No.
Elgin 2	U 1261
UmtalI	U 2394
UmtalI A	U 2660
UmtalI B	10378
UmtalI C	U 2682
UmtalI D	U 3487
Sheila	U 2181
Violet	U 2192
Violet DB	10403
Kings Daughter	U 685
Kings Daughter	U 764
Kings Daughter DB	U 2136
Mrc 1	U 4524
Mrc 2	U 4525

The area to which the application relates is more clearly shown on a plan lodged with the Mining Commissioner, Manicaland Mining District, and by the beacons erected on the ground. The principal mineral to be mined is gold.

Any person wishing to object to the issue of the Mining Lease should do so in writing, stating the reasons for objection to the Mining Commissioner, Manicaland Mining Province, P.O. Box 850, Mutare, within a period of thirty (30) days from the date of publication of this notice in the Gazette.